                                                                     EXHIBIT 4.1

                      THIRD AMENDMENT TO FIFTH AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

      This Third Amendment to the Fifth Amended and Restated Revolving Credit Agreement (this "Amendment") is made as of January 13, 2005, by and among Developers Diversified Realty Corporation, a corporation organized under the laws of the State of Ohio (the "Borrower"), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (main office, Chicago, Illinois)), and the several banks, financial institutions and other entities from time to time parties to this Amendment (the "Lenders"), and JPMorgan Chase Bank, N.A., not individually, but as "Administrative Agent."

                                 R E C I T A L S

      A. Borrower, Administrative Agent, certain of the Lenders and former lenders have entered into a Fifth Amended and Restated Credit Agreement dated as of December 12, 2003, as previously amended as of May 13, 2004 and July 27, 2004 (as further amended, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

      B. Pursuant to the terms of the Credit Agreement, the Lenders have agreed to provide a revolving credit facility to Borrower in an aggregate principal amount of up to $1,000,000,000 (the "Facility"). The Borrower, the Administrative Agent and the Lenders now desire to amend the Credit Agreement in order to, among other things allow additional qualified entities to borrow and receive Advances under the Facility.

      NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS

      1. The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

      2. The following definitions have been added to Article I of the Credit Agreement as follows:

      "Qualified Borrower" means DDR PR Ventures LLC, S.E. and any other Wholly-Owned Subsidiary of Borrower, the Indebtedness of which, in all cases, shall be guaranteed by the Borrower.

      "Qualified Borrower Guaranty" means a full and unconditional guaranty of payment in the form of Exhibit A attached hereto, enforceable against Borrower for the payment of a Qualified Borrower's debt or obligation to the Lenders pursuant to this Agreement.

      "Qualified Borrower Note" means a promissory note, in substantially the same form of Exhibit B hereto, duly executed by the Qualified Borrower and payable to the order of a

      Lender in the amount of its Commitment, including any amendment, modification renewal or replacement of such promissory note.

      3. From and after the Effective Date (as defined in Section 8 of this Amendment), a Qualified Borrower shall have the right to request Advances, subject to all of the same terms and conditions as are applicable to the Borrower provided that Borrower gives Administrative Agent thirty days prior notice of its intention to have a Qualified Borrower other than DDR PR Ventures LLC, S.E.. Following receipt of such a notice, Administrative Agent agrees to promptly notify the Lenders of Borrower's intention to have an additional Qualified Borrower. As a condition to any Advance to a Qualified Borrower (including DDR PR Ventures LLC, S.E.) such Qualified Borrower shall have executed and delivered a Qualified Borrower Note to each of the Lenders, and Borrower shall have executed and delivered a Qualified Borrower Guaranty relating to amounts to be borrowed by such Qualified Borrower, and Administrative Agent shall have received the items specified in Schedule 1 attached hereto with respect to such Qualified Borrower. If an Advance is requested by a Qualified Borrower, the Credit Agreement shall be deemed modified such that at any place where the term "Borrower" currently appears, such provision shall be modified to also include and apply to any such Qualified Borrower, as the context may require, and any reference to a "Note" shall include and apply to any Qualified Borrower Note, as the context may require.

      4. Any Notes previously delivered by the Borrower to the Lenders shall be deemed to evidence only the Obligations of Borrower to the Lenders and those Notes shall not be deemed modified in any way by this Amendment. Further, from and after the Effective Date, any Notes issued by the Borrower to any new Lenders will be Notes representing only the Obligations of Borrower to the Lenders.

      5. If a Qualified Borrower issues any Qualified Borrower Notes to the Lenders or New Lenders, such Qualified Borrower shall automatically become a party to the Credit Agreement and be bound by the covenants contained therein (other then the covenants contained in Section 6.10). DDR PR Ventures LLC, S.E. is hereby added as a party to the Credit Agreement on the date hereof.

      6. The Borrower and any Qualified Borrower which is a party hereto, hereby represent and warrant that as of the Effective Date there is no Default or Unmatured Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date and the Borrower and each Qualified Borrower have no offsets or claims against any of the Lenders. DDR PR Ventures LLC, S.E. hereby represents and warrants that it has full power and authority to become a borrower under the Credit Agreement and to execute the Qualified Borrower Note to be delivered by it.

      7. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.

      8. The "Effective Date" shall be the date on which all of the following conditions shall have been fulfilled:

            (a)   No Unmatured Default or Default then exists.

            (b) This Amendment shall have been executed by Borrower, Administrative Agent, and the Required Lenders.

            (c) Each of the Subsidiary Guarantors shall have executed an Amendment to the Subsidiary Guaranty pursuant to which they consent to this Amendment and agree that the Subsidiary Guaranty covers all borrowings by a Qualified Borrower.

            (d) The representations and warranties set forth in Paragraph 6 shall be true and correct as of such date.

      9. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses (including legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Amendment.

      10. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

                                    DEVELOPERS DIVERSIFIED REALTY CORPORATION

                                    By: /s/ WILLIAM H. SCHAFER
                                       -----------------------------------------
                                    Print Name: William H. Schafer
                                    Title: Senior Vice President and CFO

                                    3300 Enterprise Parkway
                                    Beachwood, Ohio 44122
                                    Phone: 216/755-5506
                                    Facsimile: 216/755-1506
                                    Attention: Scott A. Wolstein

                                    DDR PR VENTURES LLC, S.E.

                                    By: /s/ DAVID E. WEISS
                                       -----------------------------------------
                                    Print Name: David E. Weiss
                                    Title: Vice President

                                    JPMorgan Chase Bank, N.A. (successor by
                                    merger to Bank One, NA (main office
                                    Chicago)) Individually and as Administrative
                                    Agent

                                    By: /s/ TIMOTHY CAREW
                                       -----------------------------------------
                                    Print Name: Timothy Carew
                                    Title: Director, Capital Markets

                                    1 Bank One Plaza, IL 1-0315
                                    Chicago, Illinois 60670
                                    Phone: 312/325-3114
                                    Facsimile: 312/325-3122
                                    Attention: Large Corporate Real Estate

                                    BANK OF AMERICA, N.A.,
                                    Individually and as Syndication Agent

                                    By: /s/ MICHAEL W. EDWARDS
                                       -----------------------------------------
                                    Print Name: Michael W. Edwards
                                    Title: Senior Vice President

                                    231 South LaSalle Street
                                    IL1-231-10-35
                                    Chicago, IL 60604
                                    Phone: 312/828-5175
                                    Facsimile: 312/974-4970
                                    Attention: Mr. Michael W. Edwards

                                    FLEET NATIONAL BANK
                                    Individually and as Documentation Agent

                                    By: /s/ MICHAEL W. EDWARDS
                                       -----------------------------------------
                                    Print Name: Michael W. Edwards
                                    Title: Senior Vice President

                                    231 South LaSalle Street
                                    IL1-231-10-35
                                    Chicago, IL 60604
                                    Phone: 312/828-5175
                                    Facsimile: 312/974-4970
                                    Attention: Mr. Michael W. Edwards

                                    COMMERZBANK AG,
                                    Individually and as Documentation Agent

                                    By: /s/ CHRISTIAN BERRY
                                       -----------------------------------------
                                    Print Name: Christian Berry
                                    Title: Vice President

                                    and by:

                                    By: /s/ JAMES BRETT
                                       -----------------------------------------
                                    Print Name: James Brett
                                    Title: Asst Treasurer

                                    2 World Financial Center
                                    New York, NY 10281-1050
                                    Phone: 212/400-7569
                                    Facsimile: 212/266-7565
                                    Attention: Mr. Douglas Traynor

                                    WACHOVIA BANK, NA.,
                                    Individually and as Documentation Agent

                                    By: /s/ CATHY A. CASEY
                                       -----------------------------------------
                                    Print Name: Cathy A. Casey
                                    Title: Director

                                    Mail Code NC-0172, 16th Floor
                                    301 S. College Street
                                    Charlotte, NC 28288
                                    Phone: 704/383-6506
                                    Facsimile: 704/383-6205
                                    Attention: Mr. Matt Ricketts

                                    WELLS FARGO BANK, N.A.,
                                    Real Estate Finance Group,
                                    Individually and as Documentation Agent

                                    By: /s/ SCOTT S. SOLIS
                                       -----------------------------------------
                                    Print Name: Scott S. Solis
                                    Title: Vice President

                                    123 North Wacker Drive
                                    Suite 1900
                                    Chicago, IL 60606
                                    Phone: 312/269-4818
                                    Facsimile: 312/782-0969
                                    Attention: Mr. Scott Solis

                                    US BANK N.A.,
                                    Individually and as Managing Agent

                                    By:_________________________________________
                                    Print Name: Mark O. Conzelmann
                                    Title: Assistant Vice President

                                    1350 Euclid Avenue
                                    Cleveland, OH 44115
                                    Phone: 216/623-9210
                                    Facsimile: 216/241-0164
                                    Attention: Mr. Mark Conzelmann

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS
                                    Individually and as Co-Agent

                                    By: /s/ STEVEN P. LAPHAM
                                       -----------------------------------------
                                    Print Name: Steven P. Lapham
                                    Title: Managing Director

                                    200 Crescent Court
                                    Suite 550
                                    Dallas, Texas 75201
                                    Phone: 214-740-7913
                                    Facsimile: 214-740-7910
                                    Attention: Mr. Gerry Dupont

                                    EUROHYPO AG, NEW YORK BRANCH
                                    Individually and as Co-Agent

                                    By: /s/ BEN J. MARCIANO
                                       -----------------------------------------
                                    Print Name: Ben J. Marciano
                                    Title: Managing Director

                                    By: /s/ STEPHEN COX
                                       -----------------------------------------
                                    Print Name: Stephen Cox
                                    Title: Vice President

                                    123 North Wacker Drive
                                    Suite 2300
                                    Chicago, IL 60606
                                    Phone: 312-267-8868
                                    Facsimile: 312-267-8875
                                    Attention: Maureen Slentz

                                    ING Real Estate Finance (USA) LLC
                                    Individually and as Co-Agent

                                    By: /s/ DAVID A. MAZUJIAN
                                       -----------------------------------------
                                    Print Name: David A. Mazujian
                                    Title: Managing Director

                                    230 Park Avenue, 12th Floor
                                    New York, NY 10169
                                    Phone: 212/883-2620
                                    Facsimile: 212/883-2734
                                    Attention: Mr. David Mazujian

                                    MORGAN STANLEY BANK
                                    Individually and as Co-Agent

                                    By: /s/ DANIEL TWENGE
                                       -----------------------------------------
                                    Print Name: Daniel Twenge
                                    Title: Vice President

                                    1633 Broadway
                                    25th Floor
                                    New York, NY 10019
                                    Phone: 212-537-1532 / 2484
                                    Facsimile: 212-537-1867 / 1866
                                    Attention: Erna Dell'aquila / Edward Henley

                                    PNC BANK, NATIONAL ASSOCIATION
                                    Individually and as Co-Agent

                                    By: /s/ MICHAEL E. SMITH
                                       -----------------------------------------
                                    Print Name: Michael E. Smith
                                    Title: Senior Vice President

                                    One PNC Plaza
                                    249 Fifth Avenue, P1-POPP-19-2
                                    Pittsburgh, PA 15222
                                    Phone: 412/768-9135
                                    Facsimile: 412/762-6500
                                    Attention: Mr. Michael Smith

                                    THE BANK OF NOVA SCOTIA, NEW YORK AGENCY

                                    By: /s/ R.H. BOESE
                                       -----------------------------------------
                                    Print Name: R.H. Boese
                                    Title: Managing Director

                                    One Liberty Plaza
                                    New York, NY 10006
                                    Phone: 212-225-5170
                                    Facsimile: 212-225-5166
                                    Attention: Neil Crawford

                                    ALLIED IRISH BANKS, P.L.C.
                                    New York Branch

                                    By: /s/ ANTHONY O'REILLY
                                       -----------------------------------------
                                    Print Name: Anthony O'Reilly
                                    Title: Vice President

                                    405 Park Avenue
                                    New York, NY 10022
                                    Phone: 212/515-6847
                                    Facsimile: 212/339-8325
                                    Attention: Mr. Anthony O'Reilly

                                    By: /s/ DENISE MAGYER
                                       -----------------------------------------
                                    Print Name: Denise Magyer
                                    Title: Vice President

                                    405 Park Avenue
                                    New York, NY 10022
                                    Phone: 212/515-6847
                                    Facsimile: 212/339-8325
                                    Attention: Ms. Denise Magyer

                                    AM SOUTH BANK

                                    By: /s/ ROBERT BLAIR
                                       -----------------------------------------
                                    Print Name: Robert Blair
                                    Title: Vice President

                                    1900 Fifth Avenue North
                                    Birmingham, AL 35203
                                    Phone: 205/326-4071
                                    Facsimile: 205/326-4075
                                    Attention: Mr. Robert Blair

                                    COMPASS BANK

                                    By: /s/ JOHANNA DUKE PALEY
                                       -----------------------------------------
                                    Print Name: Johanna Duke Paley
                                    Title: Senior Vice President

                                    15 South 20th Street
                                    15th Floor
                                    Birmingham, AL 35233
                                    Phone: 205/297-3851
                                    Facsimile: 205/297-7994
                                    Attention: Ms. Johanna Duke Paley

                                    CITICORP NORTH AMERICA, INC.

                                    By: /s/ BLAKE R. GRONICH
                                       -----------------------------------------
                                    Print Name: Blake R. Gronich
                                    Title: Vice President

                                    390 Greenwich Street, Floor 1
                                    New York, NY 10013
                                    Phone: 212/723-6789
                                    Facsimile: 212/723-8547
                                    Attention: Mr. Blake Gronich

                                    ERSTE BANK

                                    By: /s/ GREGORY T. APTMAN
                                       -----------------------------------------
                                    Print Name: Gregory T. Aptman
                                    Title: Vice President

                                    By: /s/ BRYAN LYNCH
                                       -----------------------------------------
                                    Print Name: Bryan Lynch
                                    Title: First Vice President

                                    280 Park Avenue
                                    West Building
                                    New York, NY 10017
                                    Phone: 212/984-5638
                                    Facsimile: 212/984-5627
                                    Attention: Mr. Gregory Aptman

                                    THE HUNTINGTON NATIONAL BANK

                                    By: /s/ SUZANNE HAMILTON
                                       -----------------------------------------
                                    Print Name: Suzanne Hamilton
                                    Title: Vice President

                                    917 Euclid Avenue
                                    Cleveland, OH 44115
                                    Phone: 216/515-0683
                                    Facsimile: 216/515-6369
                                    Attention: Mr. Richard Goss

                                    LA SALLE BANK, N.A.

                                    By: /s/ ROBERT E. GOECKEL
                                       -----------------------------------------
                                    Print Name: Robert E. Goeckel
                                    Title: AVP

                                    135 South LaSalle Street
                                    Suite 1225
                                    Chicago, IL 60603
                                    Phone: 312/904-4705
                                    Facsimile: 312/904-6691
                                    Attention: Mr. Robert Goeckel

                                    LEHMAN COMMERCIAL PAPER INC.

                                    By: /s/ Francis X. Gilhool
                                       -----------------------------------------
                                    Print Name: Francis X. Gilhool
                                    Title: Authorized Signatory

                                    399 Park Ave., 8th Floor
                                    New York, NY 10022
                                    Phone: 212/526-5153
                                    Facsimile: 646-758-4672
                                    Attention: Mr. Tom Buffa

                                    MELLON BANK, N.A.

                                    By: /s/ STEVEN R. RICHARD
                                       -----------------------------------------
                                    Print Name: Steven R. Richard
                                    Title: Senior Vice President

                                    Suite 5325
                                    One Mellon Center
                                    Pittsburgh, PA 15258-0001
                                    Phone: 412/234-9625
                                    Facsimile: 412/234-8657
                                    Attention: Mr. Thomas Greulich

                                    THE NORTHERN TRUST COMPANY

                                    By: /s/ ROBERT R. WIARDA
                                       -----------------------------------------
                                    Print Name: Robert R. Wiarda
                                    Title: Vice President

                                    50 South LaSalle Street
                                    Chicago, IL 60675
                                    Phone: 312/444-3380
                                    Facsimile: 312/444-7028
                                    Attention: Mr. Robert Wiarda

                                    SOUTHTRUST BANK

                                    By: /s/ CATHY A. CASEY
                                       -----------------------------------------
                                    Print Name: Cathy A. Casey
                                    Title: Director

                                    301 S. College Street, 16th Floor
                                    NC 0172
                                    Charlotte, NC 28288
                                    Phone: 404/532-5262
                                    Facsimile: 404/532-5280
                                    Attention: Mr. Matt Ricketts

                                    SUMITOMO MITSUI BANKING CORPORATION

                                    By: /s/ WILLIAM M. GINN
                                       -----------------------------------------
                                    Print Name: William M. Ginn
                                    Title: General Manager

                                    277 Park Avenue
                                    New York, NY 10172
                                    Phone: 212-224-4178
                                    Facsimile: 212-224-4887
                                    Attention: Charles J. Sullivan

                                    SUNTRUST BANK

                                    By: /s/ NANCY B. RICHARDS
                                       -----------------------------------------
                                    Print Name: Nancy B. Richards
                                    Title: Vice President

                                    8330 Boone Boulevard, 8th Floor
                                    Vienna, VA 22182
                                    Phone: 703/442-1557
                                    Facsimile: 703/442-1570
                                    Attention: Ms. Nancy Richards

                                    UBS Loan Finance LLC

                                    By: /s/ WINSLOWE OGBOURNE
                                       -----------------------------------------
                                    Print Name: Winslowe Ogbourne
                                    Title: Associate Director
                                           Banking Products Services, U.S.

                                    By: /s/ BARBARA EZELL-McMICHAEL
                                       -----------------------------------------
                                    Print Name: Barbara Ezell-McMichael
                                    Title: Associate Director
                                           Banking Products Services, U.S.

                                    677 Washington Boulevard
                                    Stamford, CT 06901
                                    Phone: 203-719-3845
                                    Facsimile: 203-719-3888
                                    Attention: Christopher Aitkin

                                    COMERICA BANK

                                    By: /s/ JAMES GRAYCHECK
                                       -----------------------------------------
                                    Print Name: James Graycheck
                                    Title: Assistant Vice President

                                    500 Woodward Avenue
                                    MC 3256
                                    Detroit, MI 48226
                                    Phone: 313-222-1276
                                    Facsimile: 313-222-9295
                                    Attention: James Graycheck

                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                    By: /s/ GREG CULLUM
                                       -----------------------------------------
                                    Print Name: Greg Cullum
                                    Title: Senior Vice President

                                    701 Market Street
                                    Chattanooga, TN 37402
                                    Phone: 423-757-4272
                                    Facsimile: 423-757-4040
                                    Attention: Greg Cullum

                                    KEYBANK NATIONAL ASSOCIATION

                                    By: /s/ DONALD WOODS
                                       -----------------------------------------
                                    Print Name: Donald Woods
                                    Title: Assistant Vice President

                                    127 Public Square
                                    8th Floor
                                    Cleveland, OH 44114
                                    Phone: 216-689-7547
                                    Facsimile: 216-689-4997
                                    Attention: Donald Woods

                                    SOVEREIGN BANK

                                    By: /s/ T. GREGORY DONOHUE
                                       -----------------------------------------
                                    Print Name: T. Gregory Donohue
                                    Title: Senior Vice President

                                    75 State Street
                                    MA 1 - SST - 0441
                                    Boston, MA 02109
                                    Phone: 617-757-5578
                                    Facsimile: 617-757-5652
                                    Attention: T. Gregory Donohue

                                    EXHIBIT A

                           QUALIFIED BORROWER GUARANTY

                                   Exhibit A-1

                                    GUARANTY


        This Guaranty is made as of January 13, 2005 by Developers Diversified Realty Corporation, a corporation organized under the laws of the State of Ohio ("Guarantor, and in its capacity as a borrower under the Credit Agreement described below, a "Borrower"), to and for the benefit of JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Illinois)), as administrative agent ("Administrative Agent") for itself and the lenders under the Credit Agreement (as defined below) and their respective successors and assigns (collectively, the "Lenders").

                                    RECITALS

        A. Guarantor has requested that the Lenders make a revolving credit facility available to Borrower in an aggregate principal amount of $1,000,000,000 (the "Facility").

        B. The Lenders have agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in a Fifth Amended and Restated Credit Agreement dated as of December 12, 2003, as amended, between Guarantor, as Borrower, Administrative Agent, and the Lenders named therein (as amended modified or restated from time to time, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

        C. The Credit Agreement is being amended concurrently herewith to allow for Qualified Borrowers to request Advances under the Facility provided, among other things, that Guarantor execute and deliver this Guaranty. Each Qualified Borrower from time to time will execute and deliver to the Lenders promissory notes as evidence of such Qualified Borrower's indebtedness to each such Lender with respect to the Facility (the promissory notes described above, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes to new Lenders under the Credit Agreement, are collectively referred to herein as the "Notes").

        D. Each Qualified Borrower is directly or indirectly wholly owned by Guarantor.

                                   AGREEMENTS

        NOW, THEREFORE, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agrees as follows:

        1. Guarantor absolutely, unconditionally, and irrevocably guaranties to each of the Lenders:

                (a) the full and prompt payment of the principal of and interest on the Notes when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing from each Qualified Borrower under the Notes, the Credit Agreement, and the other Loan Documents;

                (b) the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and

                (c) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of each Qualified Borrower under the Credit Agreement and the Loan Documents.

All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the "Facility Indebtedness." All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the "Obligations."

        2. In the event of any default by a Qualified Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Guarantor agrees, on demand by the Administrative Agent or the holder of a Note, to pay all the Facility Indebtedness and to perform all the Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes, the Credit Agreement, and the other Loan Documents. All references to Borrower in this Guaranty shall refer to each Qualified Borrower, as well as Guarantor in its capacity as a Borrower under the terms of the Facility.

        3. Guarantor does hereby waive (i) notice of acceptance of this Guaranty by the Administrative Agent and the Lenders and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Guarantor may have against Borrower or which Guarantor or Borrower may have against the Administrative Agent or the Lenders or the holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (iv) any failure by the Administrative Agent and the Lenders to inform Guarantor of any facts the Administrative Agent and the Lenders may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Credit Agreement, it being understood and agreed that the Administrative Agent and the Lenders have no duty so to inform and that Guarantor is fully responsible for being and remaining informed by Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of Borrower or any other action by any court or governmental body with respect thereto, or to cause the Administrative Agent and the Lenders to proceed against any other security given to a Lender in connection with the Facility Indebtedness or the Obligations. Credit may be granted or continued from time to time by the Lenders to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of Borrower at the time of any such grant or continuation. The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with Guarantor the Lenders' assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by the Administrative Agent and the Lenders to Guarantor. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Administrative Agent and the Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent and the Lenders.

Guarantor further agrees that any exculpatory language contained in the Credit Agreement, the Notes, and the other Loan Documents shall in no event apply to this Guaranty, and will not prevent the Administrative Agent and the Lenders from proceeding against Guarantor to enforce this Guaranty.

        4. Guarantor further agrees that Guarantor's liability as guarantor shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under a Note or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by the Administrative Agent and the Lenders under the Credit Agreement, or any other Loan Documents, or by the Administrative Agent or the Lenders' failure or election not to pursue any other remedies they may have against Borrower, or by any change or modification in a Note, the Credit Agreement, or any other Loan Documents, or by the acceptance by the Administrative Agent or the Lenders of any security or any increase, substitution or change therein, or by the release by the Administrative Agent and the Lenders of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though a Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Guarantor shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Credit Agreement, and other Loan Documents and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantor further understands and agrees that the Administrative Agent and the Lenders may at any time enter into agreements with Borrower to amend and modify a Note, the Credit Agreement or any of the other Loan Documents, or any thereof, and may waive or release any provision or provisions of a Note, the Credit Agreement, or any other Loan Document and, with reference to such instruments, may make and enter into any such agreement or agreements as the Administrative Agent, the Lenders and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of the Administrative Agent and the Lenders' rights hereunder or any of Guarantor's obligations hereunder.

        5. This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. Guarantor agrees that its obligations hereunder shall be joint and several with any and all other guarantees given in connection with the Facility from time to time. Guarantor agrees that this Guaranty may be enforced by the Administrative Agent and the Lenders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note, the Credit Agreement, or any of the other Loan Documents or by or resorting to any other guaranties, and Guarantor hereby waives the right to require the Administrative Agent and the Lenders to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent the Administrative Agent and the Lenders from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note, the Credit Agreement or any other Loan Documents, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of Guarantor's obligations hereunder, it being the purpose and intent of

Guarantor that the obligations of Guarantor hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under a Note, the Credit Agreement or any other Loan Document or by reason of Borrower's bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note, the Credit Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such Lender had not been made, regardless of whether such Lender contested the order requiring the return of such payment. The obligations of Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

        6. This Guaranty shall be assignable by a Lender to any assignee of all or a portion of such Lender's rights under the Loan Documents.


        7. If: (i) this Guaranty, a Note, or any of the Loan Documents are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent the Administrative Agent or any Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty, a Note, the Credit Agreement, or any Loan Document; (iii) an attorney is retained to enforce any of the other Loan Documents or to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent the Administrative Agent or any Lender in any other legal proceedings whatsoever in connection with this Guaranty, a Note, the Credit Agreement, any of the Loan Documents, or any property subject thereto (other than any action or proceeding brought by any Lender or participant against the Administrative Agent alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Guarantor shall pay to the Administrative Agent or such Lender upon demand all reasonable attorney's fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

        8. The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Administrative Agent and the Lender or the holder of a Note under the remainder of this Guaranty shall continue in full force and effect.

        9. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the Facility Indebtedness. Guarantor will not seek, accept, or retain for Guarantor's own account, any payment from Borrower on account of such subordinated debt at any time when a Default or Event of Default exists under the Credit Agreement or the Loan Documents, and any such payments to Guarantor made while any Default or Event of Default then exists under the Credit Agreement or the Loan Documents on account of such subordinated debt shall be collected and received by Guarantor in trust for the Lenders and shall be paid over to the Administrative Agent on behalf of the Lenders on account of the Facility Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

        10. Guarantor hereby subordinates to the Facility Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, which Guarantor may have against Borrower arising from a payment made by Guarantor under this Guaranty and agree that, until the entire Facility Indebtedness is paid in full, not to assert or take advantage of any subrogation rights of Guarantor or the Lenders or any right of Guarantor or the Lenders to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by the Lenders for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Guarantor hereunder. It is expressly understood that the agreements of Guarantor set forth above constitute additional and cumulative benefits given to the Lenders for their security and as an inducement for their extension of credit to Borrower.

        11. Any amounts received by a Lender from any source on account of any indebtedness may be applied by such Lender toward the payment of such indebtedness, and in such order of application, as a Lender may from time to time elect.

        12. Guarantor hereby submits to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. Guarantor hereby consents to the jurisdiction of either the Circuit Court of Cook County, Illinois, or the United States District Court for the Northern District of Illinois, in any action, suit, or proceeding which the Administrative Agent or a Lender may at any time wish to file in connection with this Guaranty or any related matter. Guarantor hereby agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude the Administrative Agent or a Lender from filing any such action, suit, or proceeding in any other appropriate forum.

        13. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted. Notice may be given as follows:

                To Guarantor:

                        Developers Diversified Realty Corporation
                        3300 Enterprise Parkway
                        Beachwood, Ohio 44122

                        Attention: Joan U. Allgood, Esq.

                        Telephone: (216) 755-5656
                        Facsimile: (216) 755-1656

                With a copy to:

                        Developers Diversified Realty Corporation
                        3300 Enterprise Parkway
                        Beachwood, Ohio 44122

                        Attention: Scott A. Wolstein

                        Telephone: (216) 755-5506
                        Facsimile: (216) 755-1506

                To Administrative Agent :

                        JPMorgan Chase Bank, N.A.
                        One Bank One Plaza
                        Chicago, Illinois 60670
                        Attention: Timothy J. Carew, Director, Capital Markets

                        Telephone: (312) 325-3114
                        Facsimile: (312) 325-3122

                With a copy to:

                        Sonnenschein Nath & Rosentha
                        8000 Sears Tower
                        Chicago, Illinois 60606
                        Attention: Steven R. Davidson, Esq.

                        Telephone: (312) 876-8238
                        Facsimile: (312) 876-7934

                If to any other Lender, to its address set forth in the Credit Agreement.

        14. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders' successors and assigns.

        15. This Guaranty shall be construed and enforced under the internal laws of the State of Illinois.

        16. GUARANTOR, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of Illinois as of the date first written above.



                                       DEVELOPERS DIVERSIFIED REALTY
                                       CORPORATION



                                       By: /s/ WILLIAM H. SCHAFER
                                       -----------------------------------
                                       Print Name: William H. Schafer
                                       Title: Senior Vice President and CFO


                                       3300 Enterprise Parkway
                                       Beachwood, Ohio 44122
                                       Phone: 216/755-5506
                                       Facsimile: 216/755-1506
                                       Attention: Scott A. Wolstein

                                    EXHIBIT B

                             QUALIFIED BORROWER NOTE

                                  Exhibit B - 1

                                      NOTE


                                                                January 13, 2005


        DDR PR VENTURES LLC, S.E., a limited liability company organized under the laws of the State of Delaware (the "Borrower"), promises to pay to the order of JPMORGAN CHASE BANK, N.A., as agent pursuant to the Credit Agreement described below (the "Lender") the aggregate unpaid principal amount of all Loans made to the Borrower pursuant to Article II of the Fifth Amended and Restated Credit Agreement (as the same may be amended or modified, the "Agreement") hereinafter referred to, in immediately available funds at the office of JPMorgan Chase Bank, N.A. in Chicago, Illinois, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

        The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

        This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Fifth Amended and Restated Credit Agreement, dated as of December 12, 2003, as amended, among the Borrower, JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

        If there is a Default under the Agreement or any other Loan Document and Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Agent and the Lenders under such documents, Agent and the Lenders shall be entitled to receive reasonable attorneys fees and expenses incurred by Agent and the Lenders in connection with the exercise of such remedies.

        Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

        This Note shall be governed and construed under the internal laws of the State of Illinois.

        BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.


                                                     DDR PR VENTURES LLC, S.E.


                                    By: /s/ DAVID E. WEISS
                                       -----------------------------------------
                                    Print Name: David E. Weiss
                                    Title: Vice President

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                      TO NOTE OF DDR PR VENTURES LLC, S.E.
                             DATED JANUARY 13, 2005

                                                                      Maturity
                    Principal               Maturity                  Principal
                    Amount of               of Interest               Amount                    Unpaid
Date                Loan                    Period                    Paid                      Balance
----                ----                    ------                    ----                      -------

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

                                   SCHEDULE 1

1. Certificate of good standing for the Qualified Borrower from its State of Organization, certified by the appropriate governmental officer and dated not more than thirty (30) days prior to such entity becoming a Qualified Borrower;

2. Copies of the formation documents (including code of regulations, if appropriate) of the Qualified Borrower certified by an officer of the Qualified Borrower, as appropriate, together with all amendments thereto;

3. Incumbency certificates, executed by officers of the Qualified Borrower, which shall identify by name and title and bear the signature of the Persons authorized to sign the Loan Documents and to make borrowings hereunder on behalf of the Qualified Borrower, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Qualified Borrower (or the Borrower on its behalf);

4. Copies, certified by a Secretary or an Assistant Secretary of the Qualified Borrower, of the Board of Directors' resolutions (and resolutions of other bodies, if any are reasonably deemed necessary by counsel for any Lender) authorizing the Advances provided for herein, with respect to the Qualified Borrower, and the execution, delivery and performance of the Loan Documents to be executed and delivered by the Qualified Borrower;

5. A written opinion of the Qualified Borrower's and Borrower's counsel, addressed to the Lenders in such form as the Administrative Agent may reasonably approve;

6. UCC financing statement, judgment, and tax lien searches with respect to the Qualified Borrower from the State of Ohio and if different, its State of Organization;

7. Written money transfer instructions, in substantially the form of Exhibit E to the Credit Agreement hereto, addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested;

8. Such other documents as any Lender or its counsel may have reasonably requested, the form and substance of which documents shall be reasonably acceptable to the parties and their respective counsel.

                               Schedule 1 - Page 1